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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                September 1, 2004
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-10218                  13-3489233
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION                                       IDENTIFICATION NO.)
     OR ORGANIZATION)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On September 1, 2004, the registrant and Collins & Aikman Products Co.
("Products"), a wholly owned subsidiary of the registrant, amended and restated
their existing senior secured credit facility (the "Original Credit Agreement").
The amended and restated credit facilities are comprised of a $400.0 million
Tranche B-1 term loan that matures on August 31, 2011, a $170.0 million supplemental revolving credit facility that matures on August 31, 2009 and a
$105.0 million revolving credit facility that also matures on August 31, 2009.
The Tranche B-1 term loan has scheduled repayments of $1.0 million due each
December 1, March 1, June 1 and September 1 prior to the final maturity date when the balance becomes due and payable. Borrowings under the credit facility are secured by all the assets of the registrant, Products and certain of
Products' subsidiaries, and are unconditionally and irrevocably guaranteed jointly and severally by the registrant and substantially all of its existing and subsequently acquired or organized domestic subsidiaries (other than the registrant's special purpose receivables subsidiary, captive insurance subsidiaries and charitable subsidiaries).

         At September 1, 2004, interest on borrowings, at Products' option, were either (a) adjusted LIBOR plus a 4.00% margin in the case of the Tranche B-1 term loan and supplemental revolving credit facility and a 3.00% margin in the case of the revolving credit facility or (b) the highest of (i) JPMorgan Chase
Bank's prime rate, (ii) the federal funds effective rate plus 1/2 of 1.00% and
(iii) the base CD rate plus 1.00% plus a 3.00% margin in the case of the Tranche
B-1 term loan facility and supplemental revolving credit facility and 2.00%
margin in the case of the revolving credit facility. A commitment fee on any unused commitments under the revolving credit facility equal to 0.75% per annum is payable quarterly in arrears and is subject to downward adjustment based on attaining certain performance targets.

         In connection with the amendment and restatement of the credit facilities, proceeds from the Tranche B-1 term loan were used to repay in full the term loans outstanding and to repay in part revolving credit facility outstandings, in each case under the Original Credit Agreement. Proceeds from the amended and restated supplemental revolving credit facility were used to repay, in part, revolving credit facility outstandings and to repay in full supplemental revolving credit facility outstandings, in each case under the
Original Credit Agreement.

         The amended and restated credit facility requires that the registrant meet certain financial tests, including, without limitation, the following tests: a maximum leverage ratio, a minimum interest coverage ratio and certain prescribed limitations on capital expenditures at levels agreed upon between
Products and the agents. The amended and restated credit facility also contains covenants and restrictions, including, among others, limitations or prohibitions on declaring dividends and other distributions, redeeming and repurchasing capital stock, prepaying, redeeming and repurchasing other indebtedness, loans and investments, additional indebtedness, liens, sale-leaseback transactions, preferred stock, recapitalizations, mergers, acquisitions, asset sales and transactions with affiliates.

         The amended and restated credit facility contains certain customary events of default, including, among others cross-default and cross-acceleration to other indebtedness (including the

registrant's receivables facility). Upon the occurrence and during the continuation of a non-bankruptcy event of default, all obligations due under the amended and restated credit facilities may be accelerated and become immediately due and payable if the Administrative Agent so directs either at its discretion or at the request of the lenders holding an aggregate of a majority of the outstanding loans and unused commitments under the amended and restated credit facilities. In addition, upon the occurrence and during the continuance of a bankruptcy event of default, all obligations under the amended and restated
credit facilities shall automatically accelerate and become immediately due and payable.

The description set forth above is qualified by the amended and restated credit agreement filed herewith as exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed herewith:

             Exhibit No.     Description

             99.1            Credit Agreement dated as of December 20, 2001, as
                             amended and restated as of September 1, 2004 among
                             Collins & Aikman Products Co., as borrower, Collins
                             & Aikman Corporation, the lenders named therein,
                             JPMorgan Securities Inc. and Credit Suisse First
                             Boston, as Joint Lead Arrangers, JPMorgan
                             Securities Inc. and Deutsche Bank Securities Inc.,
                             as Joint Bookrunners for the supplemental revolving
                             credit facility, Deutsche Bank Securities Inc., as
                             Documentation Agent, Credit Suisse First Boston as
                             Syndication Agent and JPMorgan Chase Bank as
                             Administrative Agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 7, 2004

                                             COLLINS & AIKMAN CORPORATION

                                             By: /s/ J. Michael Stepp
                                                --------------------------------
                                                Name: J. Michael Stepp
                                                Title: Vice Chairman and CFO

                                  EXHIBIT INDEX

Exhibit No.        Description

99.1               Credit Agreement dated as of December 20, 2001, as amended and restated as of September 1, 2004 among Collins & Aikman
                   Products Co., as borrower, Collins & Aikman Corporation, the lenders named therein, JPMorgan Securities Inc. and Credit
                   Suisse First Boston, as Joint Lead Arrangers, JPMorgan
                   Securities Inc. and Deutsche Bank Securities Inc., as Joint
                   Bookrunners for the supplemental revolving credit facility,
                   Deutsche Bank Securities Inc., as Documentation Agent, Credit
                   Suisse First Boston as Syndication Agent and JPMorgan Chase
                   Bank as Administrative Agent.